POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TMK/UNITED FUNDS, INC., WADDELL & REED FUNDS, INC., TORCHMARK INSURED TAX-FREE FUND, INC. AND TORCHMARK GOVERNMENT SECURITIES FUND, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and SHARON K. PAPPAS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his behalf as such director or officer has indicated below opposite his signature hereto, to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  July 12, 1995                    /s/Keith A. Tucker
                                        ---------------------
                                        Keith A. Tucker, President

/s/Ronald K. Richey           Chairman of the Board         July 12, 1995
--------------------                                        --------------
Ronald K. Richey

/s/Keith A. Tucker            President and Director        July 12, 1995
--------------------          (Principal Executive Officer) --------------
Keith A. Tucker

/s/Theodore W. Howard         Vice President, Treasurer     July 12, 1995
--------------------          and Principal Accounting      --------------
Theodore W. Howard            Officer

/s/Robert L. Hechler          Vice President and            July 12, 1995
--------------------          Principal Financial           --------------
Robert L. Hechler             Officer

/s/Henry L. Bellmon           Director                      July 12, 1995
--------------------                                        --------------
Henry L. Bellmo


                              Director
--------------------                                        --------------
Dodds I. Buchanan

/s/Jay B. Dillingham          Director                      July 12, 1995
--------------------                                        --------------
Jay B. Dillingham

/s/Linda Graves               Director                      July 12, 1995
--------------------                                        --------------
Linda Graves

/s/John F. Hayes              Director                      July 12, 1995
--------------------                                        --------------
John F. Hayes

/s/Glendon E. Johnson         Director                      July 12, 1995
--------------------                                        --------------
Glendon E. Johnson

/s/James Judd                 Director                      July 12, 1995
--------------------                                        --------------
James Judd

/s/William T. Morgan          Director                      July 12, 1995
--------------------                                        --------------
William T. Morgan

                              Director
--------------------                                        --------------
Doyle Patterson

/s/Eleanor Schwartz           Director                      July 12, 1995
--------------------                                        --------------
Eleanor Schwartz

/s/Frederick Vogel III        Director                      July 12, 1995
--------------------                                        --------------
Frederick Vogel III

/s/Paul S. Wise               Director                      July 12, 1995
--------------------                                        --------------
Paul S. Wise

                              Director
--------------------                                        --------------
Leslie S. Wright



Attest:

/s/Sharon K. Pappas
--------------------------------
Sharon K. Pappas, Vice President
and Secretar